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                                                                   EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------



We consent to the inclusion in this registration statement on Form S-1 of our report dated July 28, 1997 on our audit of the financial statements of Image Conversion Systems, Inc. We also consent to the reference to our Firm under the caption "Experts".



/s/ ARTHUR ANDERSEN L.L.P.

Chicago, Illinois
August 4, 1997